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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): February 29, 2000

                             McLEODUSA INCORPORATED
             (Exact name of registrant as specified in its charter)

           Delaware                  0-20763                  42-1407240
(State or Other                    (Commission         (IRS Employer
Jurisdiction of Incorporation)     File Number)        Identification Number)



        McLeodUSA Technology Park
        6400 C Street S.W., P.O. Box 3177
        Cedar Rapids, IA                               52406-3177
        (Address of Principal                          (Zip Code)
        Executive Offices)

    Registrant's telephone number, including area code: (319) 364-0000
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     On February 29, 2000, McLeodUSA Incorporated issued a press release, which is contained in the attached Exhibit 99.1 and is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     ------------

     (c)       Exhibits.

         99.1 Press Release, dated February 29, 2000, announcing the Board of Directors of McLeodUSA Incorporated had declared a three-for-one stock split to be effected in the form of a stock dividend.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2000                   McLEODUSA INCORPORATED


                                        By: /s/ Randall Rings
                                           -------------------
                                           Randall Rings
                                           Vice President, Secretary and
                                           General Counsel
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                                 EXHIBIT INDEX

Exhibit 99.1 Press Release, dated February 29, 2000, announcing the Board of Directors of McLeodUSA Incorporated had declared a three-for-one stock split to be effected in the form of a stock dividend.